AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 15, 1997

                                                     REGISTRATION NO. 333-41191
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   AMENDMENT

                                  NO. 4
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                      BROOKDALE LIVING COMMUNITIES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ---------------

        DELAWARE                     8361                  36-4103821
    (STATE OR OTHER           (PRIMARY STANDARD         (I.R.S. EMPLOYER
    JURISDICTION OF               INDUSTRIAL         IDENTIFICATION NUMBER)
    INCORPORATION OR         CLASSIFICATION CODE
     ORGANIZATION)                 NUMBER)

                                ---------------

                       77 WEST WACKER DRIVE, SUITE 4800
                            CHICAGO, ILLINOIS 60601
                                (312) 977-3700
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                                MARK J. SCHULTE
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                      BROOKDALE LIVING COMMUNITIES, INC.
                       77 WEST WACKER DRIVE, SUITE 4800
                            CHICAGO, ILLINOIS 60601
                                (312) 977-3700
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                  COPIES TO:
         WAYNE D. BOBERG, ESQ.                 J. VAUGHAN CURTIS, ESQ.
          LOREN A. WEIL, ESQ.                 KIMBERLY A. KNIGHT, ESQ.
           WINSTON & STRAWN                       ALSTON & BIRD LLP
         35 WEST WACKER DRIVE                1201 WEST PEACHTREE STREET
        CHICAGO, ILLINOIS 60601                ATLANTA, GEORGIA 30309
            (312) 558-5600                         (404) 881-7000

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement.

                                ---------------

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

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

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The following table sets forth the various costs and expenses in connection with the issuance and distribution of the securities being registered hereby, other than underwriting discounts and commissions. The Company will bear all of such expenses. All amounts are estimated except for the Securities and Exchange Commission ("SEC") registration fee, the National Association of Securities Dealers, Inc. ("NASD") filing fee and the Nasdaq National Market listing fee.

      SEC registration fee............................................ $ 17,808
      NASD filing fee.................................................    6,377
      Nasdaq National Market listing fee..............................   17,500
      Blue sky fees and expenses (including attorneys' fees and
       expenses)......................................................    5,000
      Accounting fees and expenses....................................  175,000
      Legal fees and expenses.........................................  175,000
      Printing and engraving expenses.................................  200,000
      Transfer agent and registrar's fees.............................      500
      Miscellaneous...................................................    2,815
                                                                       --------
          Total....................................................... $600,000
                                                                       ========

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Under Section 145 of the General Corporation Law of the State of Delaware ("Section 145"), a corporation may indemnify its directors, officers, employees and agents and its former directors, officers, employees and agents and those who serve, at the corporation's request, in such capacities with another enterprise, against expenses (including attorneys' fees), as well as judgments, fines and settlements in non-derivative lawsuits, actually and reasonably incurred in connection with the defense of any action, suit or proceeding in which they or any of them were or are made parties or are threatened to be made parties by reason of their serving or having served in such capacity. Section 145 provides, however, that such person must have acted in good faith and in a manner he or she reasonably believed to be in (or not opposed to) the best interests of the corporation, and, in the case of a criminal action, such person must have had no reasonable cause to believe his or her conduct was unlawful. In addition, Section 145 does not permit indemnification in an action or suit by or in the right of the corporation, where such person has been adjudged liable to the corporation, unless, and only to the extent that, a court determines that such person fairly and reasonably is entitled to indemnity for expenses the court deems proper in light of liability adjudication. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended.

  The Company's Amended and Restated By-laws (the "By-laws") provide for mandatory indemnification of directors and officers generally to the same extent authorized by Section 145. Under the By-laws, the Company shall advance expenses incurred by an officer or director in defending any such action if the director or officer undertakes to repay such amount if it is determined that he or she is not entitled to indemnification.

  The Company maintains directors' and officers' liability insurance.

  The Company has also entered into indemnification agreements with each of the Company's directors and certain of its officers. The indemnification agreements require, among other things, that the Company indemnify such directors and officers to the fullest extent permitted by law, and advance to such directors and officers all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The Company also must indemnify and advance all expenses incurred by such directors and officers seeking to enforce their rights under the indemnification agreements and cover such directors and officers under the Company's directors' and officers' liability insurance.

  The Company's Restated Certificate of Incorporation provides that the Company's directors will not be personally liable to the Company or its stockholders for monetary damages resulting from breaches of their fiduciary duty as directors, except (a) for any breach of the directors' duty of loyalty to the Company or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(c) under Section 174 of the General Corporation Law of the State of Delaware, which makes directors liable for unlawful payments of dividends or unlawful stock repurchases or redemptions, or (d) for transactions from which directors derive improper personal benefit.

  The Underwriting Agreement provides for indemnification by the Underwriters of the directors, officers and controlling persons of the Company against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"), under certain circumstances.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

  The following sets forth certain information as to all securities sold by the Company within the last three years that were not registered under the Securities Act. As to all such transactions, an exemption is claimed under
Section 4(2) of the Securities Act.

  On September 4, 1996, the Company issued 100 shares of Common Stock to Michael W. Reschke for $10.00 per share, or an aggregate purchase price of $1,000. This Common Stock was purchased solely for investment purposes to facilitate the organization of the Company. On May 7, 1997, upon completion of the IPO, all of the shares so acquired by Mr. Reschke were redeemed by the Company for an aggregate redemption price of $1,000.

  On May 7, 1997, simultaneously with the completion of the IPO, the Company issued 2,157,500 shares of Common Stock to PGI in exchange for all of the capital stock of BLC, its interests in the Heritage and the Devonshire facilities and the operations relating to its senior and assisted living division and 342,500 shares of Common Stock to Mark J. Schulte in exchange for his interests in PGI's senior and assisted living division.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a) EXHIBITS.

     EXHIBIT
     NUMBER   DESCRIPTION
     -------  -----------
      1.1        Form of Underwriting Agreement
      3.1        Restated Certificate of Incorporation of the Company, as filed with the Securities and Exchange Commission on June 16, 1997 as Exhibit 3.1 to the Company's Form 10-Q (File No. 0-22253)
                 and incorporated herein by reference
      3.2        Amended and Restated By-laws of the Company, as filed with the
                 Securities and Exchange Commission on June 16, 1997 as Exhibit
                 3.2 to the Company's Form 10-Q (File No. 0-22253) and incorpo-
                 rated herein by reference
      4.1        Form of certificate representing Common Stock of the Company, as filed with the Securities and Exchange Commission on March
                 17, 1997 as Exhibit 10.14 to the Company's Registration State-
                 ment on Form S-1 (Registration No. 333-12259) and incorporated herein by reference
      5.1        Opinion of Winston & Strawn regarding legality of shares being registered
     10.1        Formation Agreement dated as of May 7, 1997 by and among the
                 Company, PGI and Mark J. Schulte, as filed with the Securities and Exchange Commission on August 14, 1997 as Exhibit 10.1 to
                 the Company's Form 10-Q (File No. 0-22253) and incorporated herein by reference

     EXHIBIT
     NUMBER   DESCRIPTION
     -------  -----------
     10.2        Space Sharing Agreement dated as of May 7, 1997 by and between the Company and PGI, as filed with the Securities and Exchange
                 Commission on August 14, 1997 as Exhibit 10.2 to the Company's
                 Form 10-Q (File No. 0-22253) and incorporated herein by refer-
                 ence
     10.3        Registration Rights Agreement dated as of May 7, 1997 by and between the Company and PGI, as filed with the Securities and
                 Exchange Commission on August 14, 1997 as Exhibit 10.3 to the
                 Company's Form 10-Q (File No. 0-22253) and incorporated herein by reference
     10.4        Voting Agreement dated as of May 7, 1997 by and among the Com-
                 pany and PGI, as filed with the Securities and Exchange Com-
                 mission on August 14, 1997 as Exhibit 10.4 to the Company's
                 Form 10-Q (File No. 0-22253) and incorporated herein by refer-
                 ence
     10.5        Non-Compete Agreement dated as of May 7, 1997 by and among the
                 Company, PGI and Michael W. Reschke, as filed with the Securi-
                 ties and Exchange Commission on August 14, 1997 as Exhibit
                 10.5 to the Company's Form 10-Q (File No. 0-22253) and incor-
                 porated herein by reference
     10.6        Subscription Agreement dated September 4, 1996 by and between the Company and Michael W. Reschke, as filed with the Securi-
                 ties and Exchange Commission on September 18, 1996 as Exhibit
                 10.6 to the Company's Registration Statement on Form S-1 (File
                 No.
                 333-12259) and incorporated herein by reference
     10.7        Employment Agreement dated as of May 7, 1997 by and between the Company and Michael W. Reschke, as filed with the Securi-
                 ties and Exchange Commission on August 14, 1997 as Exhibit
                 10.6 to the Company's Form 10-Q (File No. 0-22253) and incor-
                 porated herein by reference
     10.8        Employment Agreement dated as of May 7, 1997 by and between the Company and Mark J. Schulte, as filed with the Securities and Exchange Commission on August 14, 1997 as Exhibit 10.7 to
                 the Company's Form 10-Q (File No. 0-22253) and incorporated herein by reference
     10.9        Employment Agreement dated as of May 7, 1997 by and between the Company and Darryl W. Copeland, Jr., as filed with the Se-
                 curities and Exchange Commission on August 14, 1997 as Exhibit
                 10.8 to the Company's Form 10-Q (File No. 0-22253) and incor-
                 porated herein by reference
     10.10       Employment Agreement dated as of May 7, 1997 by and between the Company and Matthew F. Whitlock, as filed with the
                 Securities and Exchange Commission on August 14, 1997 as
                 Exhibit 10.9 to the Company's Form 10-Q (File No. 0-22253) and
                 incorporated herein by reference
     10.11       Employment Agreement dated as of May 7, 1997 by and between the Company and Mark J. Iuppenlatz, as filed with the Securi-
                 ties and Exchange Commission on August 14, 1997 as Exhibit
                 10.10 to the Company's Form 10-Q (File No. 0-22253) and incor-
                 porated herein by reference
     10.12       Management Agreement dated as of May 7, 1997 by and between
                 Brookdale Living Communities of Texas, Inc. and The Island on
                 Lake Travis, Ltd., as filed with the Securities and Exchange
                 Commission on August 14, 1997 as Exhibit 10.11 to the
                 Company's Form 10-Q (File No. 0-22253) and incorporated herein by reference
     10.13       Submanagement Agreement dated as of May 7, 1997 by and between
                 Brookdale Living Communities of Minnesota, Inc. and Kenwood
                 Associates Limited Partnership, as filed with the Securities and Exchange Commission on August 14, 1997 as Exhibit 10.12 to
                 the Company's Form 10-Q (File No. 0-22253) and incorporated herein by reference

     EXHIBIT
     NUMBER   DESCRIPTION
     -------  -----------
     10.14       Brookdale Living Communities, Inc. Stock Incentive Plan
     10.15       Form of Indemnification Agreement, as filed with the Securi-
                 ties and Exchange Commission on March 17, 1997 as Exhibit
                 10.15 to Amendment No. 4 to Registration Statement on Form S-1
                 (Registration No. 333-12259) and incorporated herein by refer-
                 ence
     10.16       Amended and Restated Partnership Agreement of River Oaks Part-
                 ners dated as of May 7, 1997 by and between Brookdale Hold-
                 ings, Inc. and the Company, as filed with the Securities and
                 Exchange Commission on August 14, 1997 as Exhibit 10.14 to the
                 Company's Form 10-Q (File No. 0-22253) and incorporated herein by reference
     10.17       Amended and Restated Agreement of Limited Partnership of The
                 Ponds of Pembroke Limited Partnership dated as of May 7, 1997 by and between Brookdale Holdings, Inc. and the Company, as filed with the Securities and Exchange Commission on August
                 14, 1997 as Exhibit 10.15 to the Company's Form 10-Q (File No.
                 0-22253) and incorporated herein by reference
     10.18       Real Estate Purchase Agreement dated as of September 16, 1996 by and between PGI and Gables at Brighton Associates, as filed with the Securities and Exchange Commission on September 18,
                 1996 as Exhibit 10.21 to the Company's Registration Statement
                 on Form S-1 (Registration No. 333-12259) and incorporated
                 herein by reference
     10.19       Real Estate Purchase Agreement dated as of September 16, 1996 by and between PGI and Edina Park Plaza Associates Limited
                 Partnership, as filed with the Securities and Exchange Commis-
                 sion on September 18, 1996 as Exhibit 10.22 to the Company's
                 Registration Statement on Form S-1 (Registration No. 333-
                 12259) and incorporated herein by reference
     10.20       Real Estate Purchase Agreement dated as of September 16, 1996 by and between PGI and East Mesa Senior Living Limited Part-
                 nership, as filed with the Securities and Exchange Commission on September 18, 1996 as Exhibit 10.23 to the Company's Regis-
                 tration Statement on Form S-1 (Registration No. 333-12259) and
                 incorporated herein by reference
     10.21       Real Estate Purchase Agreement dated as of September 16, 1996 by and between PGI and Hawthorn Lakes Associates, as filed with the Securities and Exchange Commission on September 18,
                 1996 as Exhibit 10.24 to the Company's Registration Statement
                 on Form S-1 (Registration No. 333-12259) and incorporated
                 herein by reference
     10.22       Letter Agreement dated September 17, 1996 by and among PGI,
                 KILICO Realty Corporation and Kemper Investors Life Insurance
                 Company, as filed with the Securities and Exchange Commission on September 18, 1996 as Exhibit 10.25 to the Company's Regis-
                 tration Statement on Form S-1 (Registration No. 333-12259) and
                 incorporated herein by reference
     10.23       First Amendment dated December 20, 1996 to Letter Agreement dated September 17, 1996 by and among PGI, KILICO Realty Cor-
                 poration and Kemper Investors Life Insurance Company, as filed with the Securities and Exchange Commission on March 4, 1997 as Exhibit 10.24 to Amendment No. 3 to the Company's Registra-
                 tion Statement on Form S-1 (Registration No. 333-12259) and incorporated herein by reference
     10.24       Second Amendment dated April 3, 1997 to Letter Agreement dated
                 September 17, 1996 by and among PGI, KILICO Realty Corporation and Kemper Investors Life Insurance Company, as filed with the
                 Securities and Exchange Commission on April 8, 1997 as Exhibit
                 10.35 to Amendment No. 6 to the Company's Registration State-
                 ment on Form S-1 (Registration No. 333-12259) and incorporated herein by reference

     EXHIBIT
     NUMBER   DESCRIPTION
     -------  -----------
     10.25       Third Amendment dated April 9, 1997 to Letter Agreement dated
                 September 17, 1996 by and among PGI, KILICO Realty Corporation and Kemper Investors Life Insurance Company, as filed with the
                 Securities and Exchange Commission on April 16, 1997 as Ex-
                 hibit 10.36 to Amendment No. 6 to the Company's Registration
                 Statement on Form S-1 (Registration No. 333-12259) and incor-
                 porated herein by reference
     10.26       Purchase and Sale Agreement dated as of February 20, 1997 by and between the Company and Park Place General Partnership, as filed with the Securities and Exchange Commission on March 4,
                 1997 as Exhibit 10.25 to Amendment No. 3 to the Company's Reg-
                 istration Statement on Form S-1 (Registration No. 333-12259)
                 and incorporated herein by reference
     10.27       Purchase and Sale Agreement dated as of February 20, 1997 by and between the Company and Park Place II, L.L.C., as filed with the Securities and Exchange Commission on March 4, 1997 as Exhibit 10.26 to Amendment No. 3 to the Company's Registra-
                 tion Statement on Form S-1 (Registration No. 333-12259) and incorporated herein by reference
     10.28       Master Lease Agreement dated as of December 27, 1996 by and between Health and Retirement Properties Trust, as landlord, and BLC Property, Inc., as tenant, as filed with the Securi-
                 ties and Exchange Commission on March 4, 1997 as Exhibit 10.27
                 to Amendment No. 3 to the Company's Registration Statement on
                 Form S-1 (Registration No. 333-12259) and incorporated herein by reference
     10.29       Sublease Agreement dated as of December 27, 1996 by and be-
                 tween BLC Property, Inc., as sublandlord, and Brookdale Living
                 Communities of Arizona, Inc., as subtenant, as filed with the
                 Securities and Exchange Commission on March 4, 1997 as Exhibit
                 10.28 to Amendment No. 3 to the Company's Registration State-
                 ment on Form S-1 (Registration No. 333-12259) and incorporated herein by reference
     10.30       Sublease Agreement dated as of December 27, 1996 by and be-
                 tween BLC Property, Inc., as sublandlord, and Brookdale Living
                 Communities of Arizona, Inc., as subtenant, as filed with the
                 Securities and Exchange Commission on March 4, 1997 as Exhibit
                 10.29 to Amendment No. 3 to the Company's Registration State-
                 ment on Form S-1 (Registration No. 333-12259) and incorporated herein by reference
     10.31       Sublease Agreement dated as of December 27, 1996 by and be-
                 tween BLC Property, Inc., as sublandlord, and Brookdale Living
                 Communities of Illinois, Inc., as subtenant, as filed with the
                 Securities and Exchange Commission on March 4, 1997 as Exhibit
                 10.31 to Amendment No. 3 to the Company's Registration State-
                 ment on Form S-1 (Registration No. 333-12259) and incorporated herein by reference
     10.32       Real Estate Purchase Agreement dated as of February 24, 1997 by and between PGI and Firstar DuPage Bank Trust No. 3612
                 dated December 4, 1989, Firstar DuPage Bank Trust No. 3625 dated February 22, 1990, West Suburban Bank Trust No. 1975 dated December 13, 1978 and the direct and indirect beneficia-
                 ries thereof, as filed with the Securities and Exchange Com-
                 mission on March 4, 1997 as Exhibit 10.32 to Amendment No. 3 to the Company's Registration Statement on Form S-1 (Registra-
                 tion No. 333-12259) and incorporated herein by reference
     10.33       Real Estate Purchase Agreement dated as of February 14, 1997 by and between PGI and AC Properties, L.L.C., as filed with the Securities and Exchange Commission on March 4, 1997 as Ex-
                 hibit 10.33 to Amendment No. 3 to the Company's Registration
                 Statement on Form S-1 (Registration No. 333-12259) and incor-
                 porated herein by reference
     10.34       Contract for Sale dated February 21, 1997 by and between PGI and VG Office Partnership '95, Ltd. as filed with the Securi-
                 ties and Exchange Commission on March 4, 1997 as Exhibit 10.34
                 to Amendment No. 3 to the Company's Registration Statement on
                 Form S-1 (Registration No. 333-12259) and incorporated herein by reference

     EXHIBIT
     NUMBER    DESCRIPTION
     -------   -----------
     10.35     First Amendment dated as of February 21, 1997 to Contract for
               Sale dated February 21, 1997 by and between PGI and VG Office
               Partnership '95, Ltd., as filed with the Securities and Exchange
               Commission on March 4, 1997 as Exhibit 10.35 to Amendment No. 3
               to the Company's Registration Statement on Form S-1 (Registra-
               tion No. 333-12259) and incorporated herein by reference
     10.36     Purchase and Sale Agreement dated as of June 11, 1997 by and be-
               tween Gables at Farmington Associates and the Company, as filed with the Securities and Exchange Commission on August 14, 1997
               as Exhibit 10.34 to the Company's Form 10-Q (File No. 0-22253)
               and incorporated herein by reference
     10.37     First Amendment to Purchase and Sale Agreement dated as of July
               3, 1997 by and between Gables at Farmington Associates and the
               Company, as filed with the Securities and Exchange Commission on
               August 14, 1997 as Exhibit 10.35 to the Company's Form 10-Q
               (File No. 0-22253) and incorporated herein by reference
     10.38     Second Amendment to Purchase and Sale Agreement dated as of July
               16, 1997 by and between Gables at Farmington Associates and the
               Company, as filed with the Securities and Exchange Commission on
               August 14, 1997 as Exhibit 10.36 to the Company's Form 10-Q
               (File No. 0-22253) and incorporated herein by reference
     10.39     Third Amendment to Purchase and Sale Agreement dated as of July
               23, 1997 by and between Gables at Farmington Associates and the
               Company, as filed with the Securities and Exchange Commission on
               August 14, 1997 as Exhibit 10.37 to the Company's Form 10-Q
               (File No. 0-22253) and incorporated herein by reference
     10.40     Fourth Amendment to Purchase and Sale Agreement dated as of July
               30, 1997 by and between Gables at Farmington Associates and the
               Company, as filed with the Securities and Exchange Commission on
               August 14, 1997 as Exhibit 10.38 to the Company's Form 10-Q
               (File No. 0-22253) and incorporated herein by reference
     10.41     Fifth Amendment to Purchase and Sale Agreement dated as of Au-
               gust 5, 1997 by and between Gables at Farmington Associates and the Company, as filed with the Securities and Exchange Commis-
               sion on August 14, 1997 as Exhibit 10.39 to the Company's Form
               10-Q (File No. 0-22253) and incorporated herein by reference
     10.42     Sixth Amendment to Purchase and Sale Agreement dated as of Au-
               gust 8, 1997 by and between Gables at Farmington Associates and the Company, as filed with the Securities and Exchange Commis-
               sion on August 14, 1997 as Exhibit 10.40 to the Company's Form
               10-Q (File No. 0-22253) and incorporated herein by reference
     10.43     First Amendment to Master Lease Agreement and Incidental Docu-
               ments dated as of May 7, 1997 by and among Health and Retirement
               Properties Trust, BLC Property, Inc., Brookdale Living Communi-
               ties of Washington, Inc., Brookdale Living Communities of Arizo-
               na, Inc., Brookdale Living Communities of Illinois, Inc.,
               Brookdale Living Communities of New York, Inc., the Company, The
               Prime Group, Inc., Prime International, Inc., PGLP, Inc., Prime
               Group Limited Partnership and Prime Group II, as filed with the
               Securities and Exchange Commission on August 14, 1997 as Exhibit
               10.41 to the Company's Form 10-Q (File No. 0-22253) and incorpo-
               rated herein by reference
     10.44     Stock Option and Deposit Agreement dated as of May 7, 1997 by and between Darryl W. Copeland, Jr. and The Prime Group, Inc., as filed with the Securities and Exchange Commission on August
               14, 1997 as Exhibit 10.42 to the Company's Form 10-Q (File No.
               0-22253) and incorporated herein by reference

     EXHIBIT
     NUMBER    DESCRIPTION
     -------   -----------
     10.45     Stock Purchase Agreement and Agreement Concerning Option Shares
               dated as of May 7, 1997 by and among The Prime Group, Inc.,
               Prime Group VI, L.P. and Darryl W. Copeland, Jr., as filed with the Securities and Exchange Commission on August 14, 1997 as Ex-
               hibit 10.43 to the Company's Form 10-Q (File No. 0-22253) and
               incorporated herein by reference
     10.46     Real Estate Purchase and Sale Agreement dated as of July 29,
               1997 by and between the Company and The Classic of West Palm
               Beach Limited Partnership, as filed with the Securities and Ex-
               change Commission on November 14, 1997 as Exhibit 10.1 to the
               Company's Form 10-Q (File No. 0-22253) and incorporated herein by reference
     10.47     Lease Agreement dated as of September 25, 1997 by and between the Company and 77 West Wacker Limited Partnership, as filed with the Securities and Exchange Commission on November 14, 1997
               as Exhibit 10.2 to the Company's Form 10-Q (File No. 0-22253)
               and incorporated herein by reference
     10.48     Agreement for Purchase and Sale dated as of December 4, 1997 by and between Lincoln Harbor Village, L.P. and the Company
     10.49     Assignment and Assumption of Contract for Sale dated as of Octo-
               ber 1, 1997 by and between the Company and Brookdale Living Com-
               munities of Michigan, Inc.
     10.50     Assignment and Assumption of Contract for Sale dated as of Sep-
               tember 3, 1997 by and between the Company and BLC of Texas-II,
               L.P.
     10.51     Real Estate Purchase Agreement dated as of October 10, 1997 by and between Anvil Investments, LLC and the Company
     10.52     Real Estate Purchase and Sale Agreement dated as of October 1,
               1997 between Brendenwood MRC Limited Partnership and the Company
     10.53     First Amendment to Real Estate Purchase and Sale Agreement dated as of November 22, 1997 by and between Brendenwood MRC Limited
               Partnership and the Company
     10.54     First Amendment to Real Estate Purchase and Sale Agreement dated as of November 18, 1997 by and between The Classic at West Palm
               Beach Limited Partnership and the Company
     10.55     Loan Agreement dated as of October 22, 1997 by and between the
               Company and LaSalle National Bank
     10.56     First Amendment to Loan Agreement and Documents dated as of De-
               cember 1, 1997
               between the Company and LaSalle National Bank
     10.57     Lease dated as of November 21, 1997 between Brookdale Living
               Communities of Connecticut, Inc. and The Gables Business Trust
     10.58     Second Amendment to Loan Agreement and Documents dated as of De-
               cember 11, 1997 between the Company and LaSalle National Bank
     21.1      Subsidiaries of the Company
     23.1+     Consent of Ernst & Young LLP
     23.2      Consent of Winston & Strawn (to be included in opinion filed as
               Exhibit 5.1)
     24.1+     Powers of attorney (included on signature page included in Part
               II of the initial filing)
     27.1+     Financial Data Schedule

---------------------

  +Previously filed.

  (b) FINANCIAL STATEMENT SCHEDULES.

  Financial Statement Schedules have been omitted because the information required to be set forth therein is not applicable or is shown in the financial statements or notes thereto.

ITEM 17. UNDERTAKINGS.

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

  The undersigned Company hereby further undertakes that:

    (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Company pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE COMPANY HAS DULY CAUSED THIS AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, STATE OF ILLINOIS, ON THE 15TH DAY OF DECEMBER, 1997.

                                          Brookdale Living Communities, Inc.

                                                 /s/ Craig G. Walczyk
                                          By___________________________________
                                                     Craig G. Walczyk
                                              Vice President--Chief Financial
                                                          Officer

                               ----------------

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BELOW ON DECEMBER 15, 1997 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.

                 SIGNATURE                                     TITLE
                 ---------                                     -----


            Michael W. Reschke*             Chairman of the Board, Director
___________________________________________
            Michael W. Reschke

             Mark J. Schulte*               President and Chief Executive Officer
___________________________________________   (principal executive officer), Director
              Mark J. Schulte

         /s/ Craig G. Walczyk               Vice President--Chief Financial Officer
___________________________________________   (principal financial officer)
             Craig G. Walczyk

              Sheryl A. Wolf*               Controller (principal accounting officer)
___________________________________________
              Sheryl A. Wolf

         Darryl W. Copeland, Jr.*           Executive Vice President, Director
___________________________________________
          Darryl W. Copeland, Jr.

             Wayne D. Boberg*               Director
___________________________________________
              Wayne D. Boberg

             Bruce L. Gewertz*              Director
___________________________________________
             Bruce L. Gewertz

        Darryl W. Hartley-Leonard*          Director
___________________________________________
         Darryl W. Hartley-Leonard

            Daniel J. Hennessy*             Director
___________________________________________
            Daniel J. Hennessy


         /s/ Craig G. Walczyk
*By__________________________________
    Craig G. Walczyk, Attorney-in-
                 Fact

                                 EXHIBIT INDEX

  EXHIBIT                                                                 PAGE
  NUMBER                       DOCUMENT DESCRIPTION                      NUMBER
  -------                      --------------------                      ------
  1.1      Form of Underwriting Agreement
  3.1      Restated Certificate of Incorporation of the Company, as
           filed with the Securities and Exchange Commission on June
           16, 1997 as Exhibit 3.1 to the Company's Form 10-Q (File
           No. 0-22253) and incorporated herein by reference
  3.2      Amended and Restated By-laws of the Company, as filed with the Securities and Exchange Commission on June 16, 1997 as
           Exhibit 3.2 to the Company's Form 10-Q (File No. 0-22253)
           and incorporated herein by reference
  4.1      Form of certificate representing Common Stock of the Compa-
           ny, as filed with the Securities and Exchange Commission on
           March 17, 1997 as Exhibit 10.14 to the Company's Registra-
           tion Statement on Form S-1 (Registration No. 333-12259) and incorporated herein by reference
  5.1      Opinion of Winston & Strawn regarding legality of shares
           being registered
 10.1      Formation Agreement dated as of May 7, 1997 by and among
           the Company, PGI and Mark J. Schulte, as filed with the Se-
           curities and Exchange Commission on August 14, 1997 as Ex-
           hibit 10.1 to the Company's Form 10-Q (File No. 0-22253)
           and incorporated herein by reference
 10.2      Space Sharing Agreement dated as of May 7, 1997 by and be-
           tween the Company and PGI, as filed with the Securities and
           Exchange Commission on August 14, 1997 as Exhibit 10.2 to
           the Company's Form 10-Q (File No. 0-22253) and incorporated herein by reference
 10.3      Registration Rights Agreement dated as of May 7, 1997 by
           and between the Company and PGI, as filed with the Securi-
           ties and Exchange Commission on August 14, 1997 as Exhibit
           10.3 to the Company's Form 10-Q (File No. 0-22253) and in-
           corporated herein by reference
 10.4      Voting Agreement dated as of May 7, 1997 by and among the
           Company and PGI, as filed with the Securities and Exchange
           Commission on August 14, 1997 as Exhibit 10.4 to the
           Company's Form 10-Q (File No. 0-22253) and incorporated
           herein by reference
 10.5      Non-Compete Agreement dated as of May 7, 1997 by and among the Company, PGI and Michael W. Reschke, as filed with the
           Securities and Exchange Commission on August 14, 1997 as
           Exhibit 10.5 to the Company's Form 10-Q (File No. 0-22253)
           and incorporated herein by reference
 10.6      Subscription Agreement dated September 4, 1996 by and be-
           tween the Company and Michael W. Reschke, as filed with the
           Securities and Exchange Commission on September 18, 1996 as
           Exhibit 10.6 to the Company's Registration Statement on
           Form S-1 (File No. 333-12259) and incorporated herein by
           reference
 10.7      Employment Agreement dated as of May 7, 1997 by and between the Company and Michael W. Reschke, as filed with the Secu-
           rities and Exchange Commission on August 14, 1997 as Ex-
           hibit 10.6 to the Company's Form 10-Q (File No. 0-22253)
           and incorporated herein by reference
 10.8      Employment Agreement dated as of May 7, 1997 by and between the Company and Mark J. Schulte, as filed with the Securi-
           ties and Exchange Commission on August 14, 1997 as Exhibit
           10.7 to the Company's Form 10-Q (File No. 0-22253) and in-
           corporated herein by reference
 10.9      Employment Agreement dated as of May 7, 1997 by and between the Company and Darryl W. Copeland, Jr., as filed with the
           Securities and Exchange Commission on August 14, 1997 as
           Exhibit 10.8 to the Company's Form 10-Q (File No. 0-22253)
           and incorporated herein by reference

  EXHIBIT                                                                 PAGE
  NUMBER                       DOCUMENT DESCRIPTION                      NUMBER
  -------                      --------------------                      ------
 10.10     Employment Agreement dated as of May 7, 1997 by and between the Company and Matthew F. Whitlock, as filed with the Se-
           curities and Exchange Commission on August 14, 1997 as Ex-
           hibit 10.9 to the Company's Form 10-Q (File No. 0-22253)
           and incorporated herein by reference
 10.11     Employment Agreement dated as of May 7, 1997 by and between the Company and Mark J. Iuppenlatz, as filed with the Secu-
           rities and Exchange Commission on August 14, 1997 as Ex-
           hibit 10.10 to the Company's Form 10-Q (File No. 0-22253)
           and incorporated herein by reference
 10.12     Management Agreement dated as of May 7, 1997 by and between
           Brookdale Living Communities of Texas, Inc. and The Island
           on Lake Travis, Ltd., as filed with the Securities and Ex-
           change Commission on August 14, 1997 as Exhibit 10.11 to
           the Company's Form 10-Q (File No. 0-22253) and incorporated herein by reference
 10.13     Submanagement Agreement dated as of May 7, 1997 by and be-
           tween Brookdale Living Communities of Minnesota, Inc. and
           Kenwood Associates Limited Partnership, as filed with the
           Securities and Exchange Commission on August 14, 1997 as
           Exhibit 10.12 to the Company's Form 10-Q (File No. 0-22253)
           and incorporated herein by reference
 10.14     Brookdale Living Communities, Inc. Stock Incentive Plan
 10.15     Form of Indemnification Agreement, as filed with the Secu-
           rities and Exchange Commission on March 17, 1997 as Exhibit
           10.15 to Amendment No. 4 to Registration Statement on Form
           S-1 (Registration No. 333-12259) and incorporated herein by reference
 10.16     Amended and Restated Partnership Agreement of River Oaks
           Partners dated as of May 7, 1997 by and between Brookdale
           Holdings, Inc. and the Company, as filed with the Securi-
           ties and Exchange Commission on August 14, 1997 as Exhibit
           10.14 to the Company's Form 10-Q (File No. 0-22253) and in-
           corporated herein by reference
 10.17     Amended and Restated Agreement of Limited Partnership of
           The Ponds of Pembroke Limited Partnership dated as of May
           7, 1997 by and between Brookdale Holdings, Inc. and the
           Company, as filed with the Securities and Exchange Commis-
           sion on August 14, 1997 as Exhibit 10.15 to the Company's
           Form 10-Q (File No. 0-22253) and incorporated herein by
           reference
 10.18     Real Estate Purchase Agreement dated as of September 16,
           1996 by and between PGI and Gables at Brighton Associates, as filed with the Securities and Exchange Commission on
           September 18, 1996 as Exhibit 10.21 to the Company's Regis-
           tration Statement on Form S-1 (Registration No. 333-12259)
           and incorporated herein by reference
 10.19     Real Estate Purchase Agreement dated as of September 16,
           1996 by and between PGI and Edina Park Plaza Associates
           Limited Partnership, as filed with the Securities and Ex-
           change Commission on September 18, 1996 as Exhibit 10.22 to the Company's Registration Statement on Form S-1 (Registra-
           tion No. 333-12259) and incorporated herein by reference
 10.20     Real Estate Purchase Agreement dated as of September 16,
           1996 by and between PGI and East Mesa Senior Living Limited
           Partnership, as filed with the Securities and Exchange Com-
           mission on September 18, 1996 as Exhibit 10.23 to the
           Company's Registration Statement on Form S-1 (Registration
           No. 333-12259) and incorporated herein by reference
 10.21     Real Estate Purchase Agreement dated as of September 16,
           1996 by and between PGI and Hawthorn Lakes Associates, as
           filed with the Securities and Exchange Commission on Sep-
           tember 18, 1996 as Exhibit 10.24 to the Company's Registra-
           tion Statement on Form S-1 (Registration No. 333-12259) and incorporated herein by reference

  EXHIBIT                                                                 PAGE
  NUMBER                       DOCUMENT DESCRIPTION                      NUMBER
  -------                      --------------------                      ------
 10.22     Letter Agreement dated September 17, 1996 by and among PGI,
           KILICO Realty Corporation and Kemper Investors Life Insur-
           ance Company, as filed with the Securities and Exchange
           Commission on September 18, 1996 as Exhibit 10.25 to the
           Company's Registration Statement on Form S-1 (Registration
           No. 333-12259) and incorporated herein by reference
 10.23     First Amendment dated December 20, 1996 to Letter Agreement dated September 17, 1996 by and among PGI, KILICO Realty
           Corporation and Kemper Investors Life Insurance Company, as
           filed with the Securities and Exchange Commission on March
           4, 1997 as Exhibit 10.24 to Amendment No. 3 to the
           Company's Registration Statement on Form S-1 (Registration
           No. 333-12259) and incorporated herein by reference
 10.24     Second Amendment dated April 3, 1997 to Letter Agreement
           dated September 17, 1996 by and among PGI, KILICO Realty
           Corporation and Kemper Investors Life Insurance Company, as
           filed with the Securities and Exchange Commission on April
           8, 1997 as Exhibit 10.35 to Amendment No. 6 to the
           Company's Registration Statement on Form S-1 (Registration
           No. 333-12259) and incorporated herein by reference
 10.25     Third Amendment dated April 9, 1997 to Letter Agreement
           dated September 17, 1996 by and among PGI, KILICO Realty
           Corporation and Kemper Investors Life Insurance Company, as
           filed with the Securities and Exchange Commission on April
           16, 1997 as Exhibit 10.36 to Amendment No. 6 to the
           Company's Registration Statement on Form S-1 (Registration
           No. 333-12259) and incorporated herein by reference
 10.26     Purchase and Sale Agreement dated as of February 20, 1997
           by and between the Company and Park Place General Partner-
           ship, as filed with the Securities and Exchange Commission on March 4, 1997 as Exhibit 10.25 to Amendment No. 3 to the
           Company's Registration Statement on Form S-1 (Registration
           No. 333-12259) and incorporated herein by reference
 10.27     Purchase and Sale Agreement dated as of February 20, 1997
           by and between the Company and Park Place II, L.L.C., as
           filed with the Securities and Exchange Commission on March
           4, 1997 as Exhibit 10.26 to Amendment No. 3 to the
           Company's Registration Statement on Form S-1 (Registration
           No. 333-12259) and incorporated herein by reference
 10.28     Master Lease Agreement dated as of December 27, 1996 by and between Health and Retirement Properties Trust, as land-
           lord, and BLC Property, Inc., as tenant, as filed with the
           Securities and Exchange Commission on March 4, 1997 as Ex-
           hibit 10.27 to Amendment No. 3 to the Company's Registra-
           tion Statement on Form S-1 (Registration No. 333-12259) and incorporated herein by reference
 10.29     Sublease Agreement dated as of December 27, 1996 by and be-
           tween BLC Property, Inc., as sublandlord, and Brookdale
           Living Communities of Arizona, Inc., as subtenant, as filed with the Securities and Exchange Commission on March 4,
           1997 as Exhibit 10.28 to Amendment No. 3 to the Company's
           Registration Statement on Form S-1 (Registration No. 333-
           12259) and incorporated herein by reference
 10.30     Sublease Agreement dated as of December 27, 1996 by and be-
           tween BLC Property, Inc., as sublandlord, and Brookdale
           Living Communities of Arizona, Inc., as subtenant, as filed with the Securities and Exchange Commission on March 4,
           1997 as Exhibit 10.29 to Amendment No. 3 to the Company's
           Registration Statement on Form S-1 (Registration No. 333-
           12259) and incorporated herein by reference
 10.31     Sublease Agreement dated as of December 27, 1996 by and be-
           tween BLC Property, Inc., as sublandlord, and Brookdale
           Living Communities of Illinois, Inc., as subtenant, as
           filed with the Securities and Exchange Commission on March
           4, 1997 as Exhibit 10.31 to Amendment No. 3 to the
           Company's Registration Statement on Form S-1 (Registration
           No. 333-12259) and incorporated herein by reference

  EXHIBIT                                                                 PAGE
  NUMBER                       DOCUMENT DESCRIPTION                      NUMBER
  -------                      --------------------                      ------
 10.32     Real Estate Purchase Agreement dated as of February 24,
           1997 by and between PGI and Firstar DuPage Bank Trust No.
           3612 dated December 4, 1989, Firstar DuPage Bank Trust No.
           3625 dated February 22, 1990, West Suburban Bank Trust No.
           1975 dated December 13, 1978 and the direct and indirect
           beneficiaries thereof, as filed with the Securities and Ex-
           change Commission on March 4, 1997 as Exhibit 10.32 to
           Amendment No. 3 to the Company's Registration Statement on
           Form S-1 (Registration No. 333-12259) and incorporated
           herein by reference
 10.33     Real Estate Purchase Agreement dated as of February 14,
           1997 by and between PGI and AC Properties, L.L.C., as filed with the Securities and Exchange Commission on March 4,
           1997 as Exhibit 10.33 to Amendment No. 3 to the Company's
           Registration Statement on Form S-1 (Registration No. 333-
           12259) and incorporated herein by reference
 10.34     Contract for Sale dated February 21, 1997 by and between
           PGI and VG Office Partnership '95, Ltd. as filed with the
           Securities and Exchange Commission on March 4, 1997 as Ex-
           hibit 10.34 to Amendment No. 3 to the Company's Registra-
           tion Statement on Form S-1 (Registration No. 333-12259) and incorporated herein by reference
 10.35     First Amendment dated as of February 21, 1997 to Contract
           for Sale dated February 21, 1997 by and between PGI and VG
           Office Partnership '95, Ltd., as filed with the Securities and Exchange Commission on March 4, 1997 as Exhibit 10.35
           to Amendment No. 3 to the Company's Registration Statement
           on Form S-1 (Registration No. 333-12259) and incorporated
           herein by reference
 10.36     Purchase and Sale Agreement dated as of June 11, 1997 by
           and between Gables at Farmington Associates and the Compa-
           ny, as filed with the Securities and Exchange Commission on
           August 14, 1997 as Exhibit 10.34 to the Company's Form 10-Q
           (File No. 0-22253) and incorporated herein by reference
 10.37     First Amendment to Purchase and Sale Agreement dated as of
           July 3, 1997 by and between Gables at Farmington Associates and the Company, as filed with the Securities and Exchange
           Commission on August 14, 1997 as Exhibit 10.35 to the
           Company's Form 10-Q (File No. 0-22253) and incorporated
           herein by reference
 10.38     Second Amendment to Purchase and Sale Agreement dated as of
           July 16, 1997 by and between Gables at Farmington Associ-
           ates and the Company, as filed with the Securities and Ex-
           change Commission on August 14, 1997 as Exhibit 10.36 to
           the Company's Form 10-Q (File No. 0-22253) and incorporated herein by reference
 10.39     Third Amendment to Purchase and Sale Agreement dated as of
           July 23, 1997 by and between Gables at Farmington Associ-
           ates and the Company, as filed with the Securities and Ex-
           change Commission on August 14, 1997 as Exhibit 10.37 to
           the Company's Form 10-Q (File No. 0-22253) and incorporated herein by reference
 10.40     Fourth Amendment to Purchase and Sale Agreement dated as of
           July 30, 1997 by and between Gables at Farmington Associ-
           ates and the Company, as filed with the Securities and Ex-
           change Commission on August 14, 1997 as Exhibit 10.38 to
           the Company's Form 10-Q (File No. 0-22253) and incorporated herein by reference
 10.41     Fifth Amendment to Purchase and Sale Agreement dated as of
           August 5, 1997 by and between Gables at Farmington Associ-
           ates and the Company, as filed with the Securities and Ex-
           change Commission on August 14, 1997 as Exhibit 10.39 to
           the Company's Form 10-Q (File No. 0-22253) and incorporated herein by reference

  EXHIBIT                                                                 PAGE
  NUMBER                       DOCUMENT DESCRIPTION                      NUMBER
  -------                      --------------------                      ------
 10.42     Sixth Amendment to Purchase and Sale Agreement dated as of
           August 8, 1997 by and between Gables at Farmington Associ-
           ates and the Company, as filed with the Securities and Ex-
           change Commission on August 14, 1997 as Exhibit 10.40 to
           the Company's Form 10-Q (File No. 0-22253) and incorporated herein by reference
 10.43     First Amendment to Master Lease Agreement and Incidental
           Documents dated as of May 7, 1997 by and among Health and
           Retirement Properties Trust, BLC Property, Inc., Brookdale
           Living Communities of Washington, Inc., Brookdale Living
           Communities of Arizona, Inc., Brookdale Living Communities
           of Illinois, Inc., Brookdale Living Communities of New
           York, Inc., the Company, The Prime Group, Inc., Prime In-
           ternational, Inc., PGLP, Inc., Prime Group Limited Partner-
           ship and Prime Group II, as filed with the Securities and
           Exchange Commission on August 14, 1997 as Exhibit 10.41 to
           the Company's Form 10-Q (File No. 0-22253) and incorporated herein by reference
 10.44     Stock Option and Deposit Agreement dated as of May 7, 1997 by and between Darryl W. Copeland, Jr. and The Prime Group,
           Inc., as filed with the Securities and Exchange Commission on August 14, 1997 as Exhibit 10.42 to the Company's Form
           10-Q (File No. 0-22253) and incorporated herein by refer-
           ence
 10.45     Stock Purchase Agreement and Agreement Concerning Option
           Shares dated as of May 7, 1997 by and among The Prime
           Group, Inc., Prime Group VI, L.P. and Darryl W. Copeland,
           Jr., as filed with the Securities and Exchange Commission
           on August 14, 1997 as Exhibit 10.43 to the Company's Form
           10-Q (File No. 0-22253) and incorporated herein by refer-
           ence
 10.46     Real Estate Purchase and Sale Agreement dated as of July
           29, 1997 by and between the Company and The Classic of West
           Palm Beach Limited Partnership, as filed with the Securi-
           ties and Exchange Commission on November 14, 1997 as Ex-
           hibit 10.1 to the Company's Form 10-Q (File No. 0-22253)
           and incorporated herein by reference
 10.47     Lease Agreement dated as of September 25, 1997 by and be-
           tween the Company and 77 West Wacker Limited Partnership,
           as filed with the Securities and Exchange Commission on No-
           vember 14, 1997 as Exhibit 10.2 to the Company's Form 10-Q
           (File No. 0-22253) and incorporated herein by reference
 10.48     Agreement for Purchase and Sale dated as of December 4,
           1997 by and between Lincoln Harbor Village, L.P. and the
           Company
 10.49     Assignment and Assumption of Contract for Sale dated as of
           October 1, 1997 by and between the Company and Brookdale
           Living Communities of Michigan, Inc.
 10.50     Assignment and Assumption of Contract for Sale dated as of
           September 3, 1997 by and between the Company and BLC of
           Texas-II, L.P.
 10.51     Real Estate Purchase Agreement dated as of October 10, 1997 by and between Anvil Investments, LLC and the Company
 10.52     Real Estate Purchase and Sale Agreement dated as of October
           1, 1997 between Brendenwood MRC Limited Partnership and the
           Company
 10.53     First Amendment to Real Estate Purchase and Sale Agreement
           dated as of November 22, 1997 by and between Brendenwood
           MRC Limited Partnership and the Company
 10.54     First Amendment to Real Estate Purchase and Sale Agreement
           dated as of November 18, 1997 by and between The Classic at
           West Palm Beach Limited Partnership and the Company

  EXHIBIT                                                                 PAGE
  NUMBER                       DOCUMENT DESCRIPTION                      NUMBER
  -------                      --------------------                      ------
 10.55     Loan Agreement dated as of October 22, 1997 by and between the Company and LaSalle National Bank
 10.56     First Amendment to Loan Agreement and Documents dated as of
           December 1, 1997
           between the Company and LaSalle National Bank
 10.57     Lease dated as of November 21, 1997 between Brookdale Liv-
           ing Communities of
           Connecticut, Inc. and The Gables Business Trust
 10.58     Second Amendment to Loan Agreement and Documents dated as
           of December 11, 1997 between the Company and LaSalle Na-
           tional Bank
 21.1      Subsidiaries of the Company
 23.1+     Consent of Ernst & Young LLP
 23.2      Consent of Winston & Strawn (included in opinion filed as
           Exhibit 5.1)
 24.1+     Powers of attorney (included on signature page included in
           Part II of the initial filing)
 27.1+     Financial Data Schedule

---------------------

  +Previously filed.